Exhibit 10.26.5

CONFIDENTIAL PORTIONS OF THIS DOCUMENT

HAVE BEEN REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION

AMENDMENT NO. 5 TO LICENSING AGREEMENT

This Amendment No. 5 (“Amendment No. 5”) to Licensing Agreement is made as of December 30, 2005, by and between MedQuist Transcription, Ltd. (“MedQuist”), a New Jersey corporation with its principal place of business at 1000 Bishops Gate Blvd., Suite 300, Mount Laurel, NJ USA 08054, acting on its own behalf and on behalf of its wholly owned subsidiaries (direct and indirect) and Philips Speech Recognition Systems GmbH (“Philips”), and Austrian corporation, with its registered place of business at Triesterstrasse 64, 1101 Vienna, Austria (MedQuist and Philips, each a “Party” and, collectively, the “Parties”).

WITNESSETH

WHEREAS, the Parties entered into a Licensing Agreement, dated as of May 22, 2000, as amended by Amendment No. 1 dated as of January 1, 2002, Amendment No 2 dated as of December 10, 2002, Amendment No. 3 dated as of August 10, 2003, and Amendment No. 4 dated as of September 1, 2004 (as so amended, the “Licensing Agreement”) relating to the integration and use of certain Philips speech recognition technology into MedQuist business; and

WHEREAS, the Parties desire to amend the Licensing Agreement as set forth herein

NOW, THEREFORE, in consideration of the mutual promises contained herein, the Parties agree to amend the terms and condition of the Licensing Agreement as follows:

1)             Amendments to Section 4. Pricing (and to Schedule D).

i.              Section 4.1 of the Licensing Agreement is amended by adding the following at the end thereof:

From and after January 1, 2006, the license fees for the Licenses Product payable by MedQuist to Philips shall be as set forth in Schedule D (the “Fees”) attached to Amendment No. 4, as amended by Amendment No. 5. In consideration of Philips delivery to MedQuist of the Licensed Product (i.e., SpeechMagic 6.0) and the other promises set forth herein, MedQuist shall pay to Philips, in the same day as the execution of Amendment No. 5, US$1 million as a prepayment for future License Fees for the Licensed Product Thereafter, any amounts due as per the statements to be delivered to Philips pursuant to Section 42 of the Licensing Agreement shall be credited against such pre-payment until the amount of the prepayment equals $0  All License Fees prior to January 1,2006 shall be as set forth in Schedule D of the License Agreement as in effect prior to the date of the Amendment No. 5.

2)             It is hereby agreed that the Philips’ line fees to MedQuist, commencing January 1, 2006 shall be as follows:

a)             [***] per line in 2006, until the cumulative lines processed exceeds [***] .

b)            [***]  per line for all lines processed after the first [***]

Consistent with this change, the Parties agree and acknowledge that the following bullet point under Schedule D to Amendment No. 4 under the heading “Service Bureau Service including Correction Services”:

For 2005 and thereafter, a line fee of [***] is agreed for all lines; provided, however, the line Fee shall be [***] until such time as the entire amount of the pie-payment is satisfied in full.

is removed in its entirety, and replaced with the following:

For 2006 and thereafter, a line fee of [***] is agreed for all lines; provided, however, the line Fee shall be [***] until such time as the entire amount of the pre-payment is satisfied in full.

3) Generally

Except as amended by this Amendment No 5, the Licensing Agreement shall remain in full force and effect, unamended hereby.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 5 to be duty executed by their authorized representatives.

PHILIPS SPEECH RECOGNITION SYSTEMS		MedQuist Transcriptions Ltd.

By:	/s/ Gerald Strausberger	By:
Name:	Gerald Strausberger	Name
Title:	CFO	Title

By:	/s/ Robert E. Thornton
Name:	Robert E. Thornton
Title:	Commercial Director

 ***  Confidential material which has been omitted and filed separately with the Securities and Exchange Commission